                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks Long-Term Capital Appreciation

KEMPER SMALL CAP
VALUE FUND

               "... we never swayed from our principal investment
           strategy. . . This hurt us in the beginning of the period, but helped us quite a bit as the tide started to shift in favor of small-cap and value stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
18
Financial Highlights
21
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

 CLASS A                                             7.64
 CLASS B                                             7.27
 CLASS C                                             7.25
 Lipper Small Company Growth Funds Category Average* 9.41
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

  *LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

  ------------------------------------------------------------------------------
  NET ASSET VALUE
  ------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                   AS OF      AS OF
                                                                  5/31/99    11/30/98
-----------------------------------------------------------------------------------------
    KEMPER SMALL CAP VALUE FUND CLASS A                             $19.16     $17.80
-----------------------------------------------------------------------------------------
    KEMPER SMALL CAP VALUE FUND CLASS B                             $18.59     $17.33
-----------------------------------------------------------------------------------------
    KEMPER SMALL CAP VALUE FUND CLASS C                             $18.65     $17.39
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE
FUND RANKINGS AS OF 5/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
SMALL COMPANY GROWTH FUNDS CATEGORY*

                                                     CLASS A                  CLASS B          CLASS C
-------------------------------------------------------------------------------------------------------------
    1-YEAR                                       #532 OF 682 FUNDS     #554 OF 682 FUNDS    #554 OF 682 FUNDS
-------------------------------------------------------------------------------------------------------------
    3-YEAR                                       #267 OF 397 FUNDS     #300 OF 397 FUNDS    #297 OF 397 FUNDS
-------------------------------------------------------------------------------------------------------------
    5-YEAR                                       # 98 OF 236 FUNDS             N/A                N/A
------------------------------------------------------------------------------------------------------------

INVESTMENT IN SECURITIES OF SMALL COMPANIES MAY INVOLVE A GREATER RISK OF LOSS AND MORE ABRUPT FLUCTUATIONS IN MARKET PRICE THAN INVESTMENT IN LARGER COMPANIES. CONCENTRATION OF THE FUND'S ASSETS IN SPECIFIC SECTORS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED FUND.

YOUR FUND'S STYLE

TERMS TO KNOW
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[EQUITY STYLE BOX]

Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups. THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL CAP VALUE FUND IN THE SMALL VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCKS are usually found in related industries, such as financial services. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

NARROW MARKET Characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998, a narrow market existed in which only the largest growth-style stocks enjoyed particularly strong gains.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[STOKES PHOTO]

STEVE STOKES IS LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAP VALUE FUND. STOKES RECEIVED A BACHELOR OF SCIENCE DEGREE IN FINANCE IN 1985 FROM STATE UNIVERSITY OF NEW YORK AT NEW PALTZ. A CHARTERED FINANCIAL ANALYST, HE IS A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH, FINANCIAL ANALYST FEDERATION AND NYSSA.

THROUGHOUT THE SEMIANNUAL PERIOD, STEVE STOKES MANAGED THE FUND AS LEAD PORTFOLIO MANAGER. EFFECTIVE AUGUST 1, 1999 JAMES (MAC) EYSENBACH WILL ASSUME THE ROLE OF LEAD PORTFOLIO MANAGER, AND CALVIN YOUNG WILL ASSUME THE ROLE OF PORTFOLIO MANAGER FOR THE FUND. BOTH EYSENBACH AND YOUNG HAVE NEARLY 10 YEARS OF INVESTMENT EXPERIENCE WITH SCUDDER KEMPER INVESTMENTS, INC. THEY WILL BE SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF RESEARCH ANALYSTS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE PERIOD THE SMALL CAP STOCK MARKET BEGAN TO SHOW SIGNS OF
IMPROVEMENT. KEMPER SMALL CAP VALUE FUND LEAD PORTFOLIO MANAGER STEVE STOKES EXPLAINS WHAT FACTORS LED TO THE TURN AND HOW THE FUND PERFORMED IN THE CHANGING ENVIRONMENT.



Q     WOULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET DURING THE FUND'S
SEMIANNUAL PERIOD?


A      As we entered the semiannual period last December, the market remained very narrow. A small group of the largest growth stocks, primarily those with a technology or Internet emphasis, dominated the market. Nearly all other stocks, especially small-cap stocks and value-style stocks continued to struggle as they had for the previous 12 months. In February, we began to see signs of a turnaround. The performance of small-caps and value stocks began to improve and with some pauses, gained ground throughout the remainder of the period.

       Although the market broadened quite a bit during the period, it did not totally reverse itself. It took about 18 months for the market to narrow as much as it did. It will certainly take more than a few months for it to broaden again.



Q      WHAT PROMPTED THE TURNAROUND?


A      Basically it was a return of investor confidence. To explain the turnaround, let's discuss why investor confidence had been undermined over the past year and a half.

       You may recall that in late 1997 economies in Southeast Asia began to tumble. With their decline other economies across the world also faltered. While the U.S. was not directly affected, investors were concerned that the "Asian Flu" would spread to the U.S. at some point down the road. To mitigate potential losses, investors flocked to securities that they deemed "safe." U.S. Treasuries benefited from this flight-to-quality, as did very large growth stocks with long histories of consistent earnings. Small-cap and value-style stocks were shunned. Investors wanted to be in "liquid" stocks -- those that they could liquidate quickly if a market downturn occurred in the U.S.

       In early 1999 it became very clear that the Asia crisis would not be a factor in the U.S. economy. World economies were regaining their strength and U.S. companies with foreign exposure or those with large exporting businesses were thriving. With this good news investors began moving their assets into other parts of the market such as the small-cap and value areas. Essentially, investors were gaining confidence and they were therefore willing to assume more risk for potentially higher returns. This increased demand for small-cap and value stocks in turn raised the liquidity of those stocks, making them even more attractive.



Q      DID THE FUND'S PERFORMANCE IMPROVE WITH THE MARKETS?


A      Yes it did. We're very pleased with the fund's performance, especially in relation to small-cap value stocks in general. From December through May, the fund

PERFORMANCE UPDATE

gained 7.64 percent (for Class A shares unadjusted for any sales charges) while the Russell 2000 Value Index gained 4.77 percent. The Russell 2000 Value Index is a common benchmark of small-cap value stocks. The Russell 2000 Index, a benchmark for both small-cap value and growth stocks, gained 11.03 percent for the same period. It's important to note, however, that a significant portion of the Russell 2000 is comprised of Internet growth companies -- stocks that don't fit our investment criteria.



Q      HOW DID YOU POSITION THE FUND DURING THE PERIOD?


A      Although we're always making structural changes to the portfolio, we never swayed from our principal investment strategy. As small cap value investors, it would have been wrong for us to seek returns by jumping ship and investing in large growth stocks. Nor did we jump on the Internet bandwagon and begin investing in small growth-oriented Internet start-ups that were so popular. That's not what we do, nor do we think it is why people invest in this fund. Instead we focused on looking for the best values we could find. And the depressed small-cap market produced plenty of value. We found a variety of great opportunities to invest in fundamentally sound and financially strong companies that are suffering as a result of the narrow market.

       This hurt us in the beginning of the period, but helped us quite a bit as the tide started to shift in favor of small-cap and value stocks. The exception was Internet stocks. Investors never seemed to lose their passion for these stocks -- no matter how high or unreasonable their valuations climbed.



Q      CAN YOU EXPLAIN YOUR STOCK SELECTION CRITERIA?


A      Basically we look for companies that are out of favor with the market for what we believe are the wrong reasons. First we screen potential candidates by their price-to-earnings multiple (P/E). We look for stocks that are priced low relative to their earnings stream in comparison to the overall market and the Russell 2000 Index. We also look for low price-to-book and price-to-cash-flow ratios. We then consider the management of the company and decide whether we believe they can lead the company out of its current market slump. The overall health of the industry and the market in general also comes into play. We want to buy stocks that have the potential to gain significant value, not those that will just get cheaper.

       As we mentioned before, the narrow market environment has been difficult, but it has presented us with great opportunities to buy companies that we believe will be only temporarily depressed. Patience is the key to this strategy. We're heartened by the recent broadening of the market, but believe it will take a while longer before the small group of the largest growth stocks loses their leadership position. The fund, however, has performed quite well in the early stages of this broadening. Our portfolio, we believe, is constructed of good, strong companies that have the potential for a long period of growth ahead of them.



Q     WHERE WERE THE BEST PERFORMING AREAS OF THE MARKET?


A     As a sector companies within the consumer discretionary area performed quite well during the period and the fund's exposure to that sector was no different. Companies like Pacific Sunwear, Dollar Thrifty Automotive, Four Seasons Hotels and Applebee's all made substantial gains. Although these all fell into the consumer discretionary area, we chose them each for their individual attributes, not just because we were bullish on the sector. Pacific Sunwear, for instance, had struggled over the last few selling seasons, but came on strong this year as they were ahead of the industry in Hawaiian-look beachwear. Dollar Thrifty had been left behind as many of the car rental companies went public over the last few years. We liked the fundamentals of the company and believed that there was plenty of room for growth in the car rental business. The market substantiated our belief and the stock made great gains over the last six months.



Q     WHAT ABOUT DISAPPOINTMENTS?


A     We were disappointed with our financial services holdings, many of which struggled for the period. Some of the underperformance was due to company-specific fundamental reasons. Financial services as a whole, however, struggled as fears of rising interest rates entered the market in March and April. Although we believe there's a possibility for a rate increase by the Federal Reserve Board, we don't anticipate an extended series of rate hikes. We look for improvement in many of our financial stocks as these fears are quelled.

PERFORMANCE UPDATE


Q     WILL SMALL-CAP STOCKS BE ABLE TO SUSTAIN THEIR RECENT PERFORMANCE?


A     We do believe the market may continue to broaden. However the timing and extent of the broadening will likely be determined by what happens this fall. By fall, we should begin to see whether or not merger and acquisition (M&A) activity will increase in the coming year. If signals point to continued healthy M&A activity, small-company stocks should benefit.

      We'll continue to manage the fund conservatively, while maintaining our value discipline. Our philosophy is built on long-term historical evidence that "low-P/E" investing within the small cap market provides above average returns. The discrepancy in valuations among growth versus value and large versus small, although improving, continues to exist. We expect that the market euphoria in the high-growth segments of the market like the Internet will give way to a return to fundamental valuation techniques, which will favor our investment style.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 1999, AND ON NOVEMBER 30, 1998.

                             [SIX-MONTH COMPARISON]

                                                                KEMPER SMALL CAP VALUE FUND        KEMPER SMALL CAP VALUE FUND
                                                                         ON 5/31/99                        ON 11/30/98

CAPITAL GOODS                                                              23.2%                              22.3%

FINANCE                                                                    21.0%                              24.6%

CONSUMER NONDURABLES                                                       14.3%                              18.0%

UTILITIES                                                                   8.7%                               4.1%

TECHNOLOGY                                                                  6.9%                               7.2%

ENERGY                                                                      6.7%                               5.7%

TRANSPORTATION                                                              5.7%                               8.4%

BASIC INDUSTRIES                                                            5.3%                               5.0%

CONSUMER DURABLES                                                           2.6%                               0.0%

HEALTH CARE                                                                 3.3%                               2.2%

OTHER                                                                       2.3%                               2.5%

A COMPARISON WITH THE RUSSELL 2000 INDEX+

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAP VALUE FUND REPRESENTED ON MAY 31, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.

                         [RUSSELL COMPARISON BAR GRAPH]

                                                                KEMPER SMALL CAP VALUE FUND             RUSSELL 2000 INDEX
                                                                         ON 5/31/99                         ON 5/31/99
                                                                ---------------------------       -----------------------------
CAPITAL GOODS                                                              23.2%                               8.1%

FINANCE                                                                    21.0%                              21.9%

CONSUMER NONDURABLES                                                       14.3%                              21.1%

UTILITIES                                                                   8.7%                               5.6%

TECHNOLOGY                                                                  6.9%                              19.3%

ENERGY                                                                      6.7%                               4.1%

TRANSPORTATION                                                              5.7%                               2.5%

BASIC INDUSTRIES                                                            5.3%                               5.6%

CONSUMER DURABLES                                                           2.6%                               2.8%

HEALTH CARE                                                                 3.3%                               8.7%

OTHER                                                                       2.3%                               0.3%

+ The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 16.0 percent of the fund's total common stock holdings on May 31, 1999.


------------------------------------------------------------------------------------------
               HOLDINGS                                                         PERCENTAGE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
1.             CONMED                        Develops, manufactures and            2.1%
                                             markets disposable
                                             electrosurgical instruments and
                                             accessories, electrosurgical
                                             generators and disposable medical
                                             devices for monitoring.
------------------------------------------------------------------------------------------
2.             ELCOR                         One of the leading manufacturers      1.9%
                                             of residential premium laminated
                                             fiberglass asphalt roofing
                                             shingles and proprietary finishes
                                             for original equipment and
                                             recycled diesel engine cylinder
                                             liners for the railroad, marine
                                             and stationary power industries.
------------------------------------------------------------------------------------------
3.             DOLLAR THRIFTY AUTOMOTIVE     Operates car rental companies         1.6%
                                             Dollar Rent A Car Systems and
                                             Thrifty Rent-A-Car System.
------------------------------------------------------------------------------------------
4.             JONES INTERCABLE              Engaged in acquiring, developing      1.6%
                                             and operating cable television
                                             systems.
------------------------------------------------------------------------------------------
5.             YOUNG BROADCASTING            Owns network-affiliated TV            1.6%
                                             stations and one independent TV
                                             station.
------------------------------------------------------------------------------------------
6.             COMPLETE BUSINESS SOLUTIONS   A provider of information             1.5%
                                             technology services to large and
                                             mid-size companies. Its services
                                             include information technology
                                             consulting services, contract
                                             programming services and
                                             millennium conversion services.
------------------------------------------------------------------------------------------
7.             FORTRESS INVESTMENT           Opportunistically invests in          1.5%
                                             undervalued real estate-related
                                             assets, both domestic and
                                             international.
------------------------------------------------------------------------------------------
8.             FURON                         Engaged in the designing,             1.4%
                                             developing and manufacturing of
                                             superior performance, highly
                                             engineered components made
                                             primarily from specially
                                             formulated high performance
                                             polymers and elastomeric
                                             materials.
------------------------------------------------------------------------------------------
9.             VALASSIS COMMUNICATIONS       A leading sales promotion             1.4%
                                             company, offering the broadest
                                             array of consumer promotion
                                             techniques.
------------------------------------------------------------------------------------------
10.            PRENTISS PROPERTIES TRUST     A self-administered and managed       1.4%
                                             real estate investment trust that
                                             invests primarily in office and
                                             industrial buildings.
------------------------------------------------------------------------------------------


*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS--98.4%                                                           NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--4.9%
                                       Blount International, Inc.                          400,100       $ 11,153
                                       Del Webb Corp.                                      277,500          6,244
                                       Elcor Corp.                                         387,950         15,663
                                       Lone Star Industries, Inc.                           90,200          3,213
                                       Southdown, Inc.                                      88,200          5,590
                                       ------------------------------------------------------------------------------
                                                                                                           41,863
---------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--4.7%
                                   (a) Anchor Gaming                                        57,200          2,560
                                   (a) Carmike Cinemas, Inc.                               201,300          3,535
                                   (a) Dollar Thrifty Automotive Group, Inc.               649,200         13,795
                                       Herbalife International, Inc.                       183,833          1,700
                                       Pacific Sunwear of California                       251,100          9,416
                                       Wolverine World Wide, Inc.                          662,000          8,937
                                       ------------------------------------------------------------------------------
                                                                                                           39,943
---------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--6.0%
                                   (a) Fresh Del Monte Produce, Inc.                       456,100          6,471
                                       Harman International Industries, Inc.               227,500         10,095
                                   (a) Nautica Enterprises, Inc.                           367,500          5,949
                                   (a) Performance Food Group Co.                          362,500          8,632
                                   (a) Sola International, Inc.                            452,600          7,553
                                       Springs Industries, Inc.                            161,100          6,384
                                   (a) Swisher International Group, Inc.                   570,000          5,344
                                       ------------------------------------------------------------------------------
                                                                                                           50,428
---------------------------------------------------------------------------------------------------------------------

DURABLES-- 2.6%
                                       Borg-Warner Automotive, Inc.                        192,800         10,688
                                       Inter-Tel, Inc.                                     299,600          4,438
                                       Stewart & Stevenson Services, Inc.                  592,500          6,518
                                       ------------------------------------------------------------------------------
                                                                                                           21,644
---------------------------------------------------------------------------------------------------------------------

ENERGY--6.6%
                                       ATMOS Energy Corp.                                  200,200          5,130
                                   (a) Basin Exploration, Inc.                             368,600          6,174
                                       Chieftain International, Inc.                       441,700          7,702
                                       Cross Timbers Oil Co.                               341,700          3,695
                                   (a) Eagle Geophysical, Inc.                              24,148             82
                                       Giant Industries, Inc.                              214,600          2,267
                                   (a) Newpark Resources, Inc.                             695,500          6,259
                                   (a) Nuevo Energy Co.                                    355,700          5,424
                                       Seitel, Inc.                                        375,500          5,938
                                   (a) Tesoro Petroleum Corp.                              630,000          7,442
                                       USEC, Inc.                                          543,500          5,979
                                       ------------------------------------------------------------------------------
                                                                                                           56,092
---------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--20.7%
                                   (a) Acceptance Insurance Cos., Inc.                     355,100          5,571
                                       Apartment Investment & Management Co.               196,038          8,234
                                       Associated Banc-Corp.                               191,111          6,617
                                       Chartwell Re Corp.                                  252,500          3,961
                                       Commercial Federal Corp.                            350,750          8,001
                                       Compass Bancshares, Inc.                            261,750          7,746
                                       Cullen\Frost Bankers, Inc.                          123,000          6,919
                                       Fortress Investment Corp.                           750,000         12,656
                                       Fremont General Corp.                               513,000         10,869
                                       HCC Insurance Holdings, Inc.                        282,000          6,275
                                       Health Care Property Investment, Inc.               259,700          7,872

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------

                                       Hudson United Bancorp                               158,161       $  4,844
                                   (a) Imperial Bancorp                                    318,300          6,127
                                       LandAmerica Financial Group, Inc.                   115,000          3,299
                                       Nationwide Health Properties, Inc.                  501,700         10,222
                                       North Fork Bancorporation, Inc.                     354,920          7,564
                                   (a) Pacific Bank, N.A.                                  157,000          3,219
                                       People's Heritage Financial Group, Inc.             519,100          9,733
                                       Prentiss Properties Trust                           492,800         11,642
                                       Redwood Trust, Inc.                                 301,000          5,004
                                       Reliance Group Holdings, Inc.                       617,900          6,140
                                       Resource Bancshares Mortgage Group, Inc.            781,200          8,203
                                       W.R. Berkley Corp.                                  224,500          5,697
                                       Webster Financial Corp.                             326,100          9,477
                                       ------------------------------------------------------------------------------
                                                                                                          175,892
---------------------------------------------------------------------------------------------------------------------

HEALTH CARE--3.3%
                                   (a) CONMED Corp.                                        509,700         17,330
                                   (a) Genesis Health Ventures, Inc.                       665,400          2,953
                                   (a) Quorom Health Group, Inc.                           603,700          7,584
                                       ------------------------------------------------------------------------------
                                                                                                           27,867
---------------------------------------------------------------------------------------------------------------------

MANUFACTURING--17.9%
                                       Albany International Corp.                          330,975          7,757
                                   (a) Alliant Techsystems, Inc.                           109,400          9,299
                                   (a) American Axle & Manufacturing Holdings, Inc.        553,800          8,411
                                       Apogee Enterprises, Inc.                            694,900          8,295
                                       Applied Power, Inc.                                 177,900          4,314
                                       Belden, Inc.                                        417,300          9,833
                                       Briggs & Stratton Corp.                             105,000          6,563
                                   (a) Buckeye Technologies, Inc.                          441,000          7,194
                                       Fleetwood Enterprises                               316,900          8,061
                                       Flowserve Corp.                                     463,513          9,502
                                       General Cable Corp.                                 456,100          6,927
                                   (a) Hologic, Inc.                                       490,500          3,740
                                       Intermet Corp.                                      711,500          9,872
                                   (a) Lydall, Inc.                                        452,700          5,461
                                   (a) MasTec, Inc.                                        400,000          9,700
                                       Mississippi Chemical Corp.                          714,200          6,874
                                       Myers Industries, Inc.                              391,890          8,964
                                   (a) Shaw Group, Inc.                                    415,100          5,422
                                       Watts Industries, Inc.                              538,000          9,112
                                   (a) Wyman-Gordon Co.                                    359,600          6,945
                                       ------------------------------------------------------------------------------
                                                                                                          152,246
---------------------------------------------------------------------------------------------------------------------

MEDIA--6.0%
                                   (a) AMC Entertainment, Inc.                             436,800          7,426
                                   (a) Jones Intercable, Inc.                              255,000         13,643
                                       True North Communications, Inc.                     218,500          5,107
                                   (a) Valassis Communications, Inc.                       339,600         11,822
                                   (a) Young Broadcasting, Inc.                            325,200         13,211
                                       ------------------------------------------------------------------------------
                                                                                                           51,209
---------------------------------------------------------------------------------------------------------------------

METALS AND MINERALS--5.2%
                                       AK Steel Holding Corp.                              204,000          4,896
                                       AMCOL International Corp.                           800,000         11,350
                                       Carpenter Technology Corp.                          276,900          7,892
                                   (a) CONSOL Energy, Inc.                                 261,900          3,536
                                   (a) Lone Star Technologies                              480,500          7,478
                                       Quanex Corp.                                        352,500          9,209
                                       ------------------------------------------------------------------------------
                                                                                                           44,361

 PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                                                                      NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--3.4%
                                   (a) Complete Business Solutions, Inc.                   524,500       $ 12,719
                                       Group Maintenance America Corp.                     299,700          4,083
                                   (a) Keane, Inc.                                          96,500          2,799
                                   (a) Modis Professional Services, Inc.                   640,600          9,449
                                       ------------------------------------------------------------------------------
                                                                                                           29,050
---------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--6.8%
                                   (a) Benchmark Electronics, Inc.                         339,800         10,194
                                   (a) Burr-Brown Corp.                                    315,750         10,104
                                   (a) Cabletron Systems, Inc.                             443,100          6,591
                                   (a) Etec Systems, Inc.                                   69,300          1,858
                                       Furon Corp.                                         650,000         11,862
                                   (a) HMT Technology Corp.                              1,167,200          4,705
                                   (a) Hutchinson Technology, Inc.                         163,400          3,799
                                       Technitrol, Inc.                                    178,800          5,319
                                   (a) Tech-Sym Corp.                                      154,500          3,389
                                       ------------------------------------------------------------------------------
                                                                                                           57,821
---------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--5.6%
                                       Airborne Freight Corp.                              198,600          5,139
                                   (a) America West Holdings Corp.                         564,000         10,998
                                       NedLloyd Group, N.V.                                642,300          7,587
                                       Teekay Shipping Corp.                               231,400          3,905
                                       Trinity Industries, Inc.                            280,500          8,748
                                   (a) Wisconsin Central Transportation Co.                577,300         11,402
                                       ------------------------------------------------------------------------------
                                                                                                           47,779
---------------------------------------------------------------------------------------------------------------------

UTILITIES--2.5%
                                   (a) El Paso Electric Co.                                616,100          5,275
                                       MCN Energy Group, Inc.                               66,400          1,328
                                       New England Electric System                          90,800          4,546
                                       TNP Enterprises, Inc.                               270,100         10,078
                                       ------------------------------------------------------------------------------
                                                                                                           21,227
---------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS--2.2%
                                       S & P Mid-Cap 400 Depository Receipts               252,300         18,891
                                       ------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS--98.4%
                                       (Cost: $845,509)                                                   836,313
---------------------------------------------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS--1.6%                                                           PRINCIPAL    AMOUNT    VALUE
                                       ------------------------------------------------------------------------------
                                       (B)REPURCHASE AGREEMENT
                                       State Street Bank and Trust Company,
                                       dated 5/28/99, 4.80%, due 6/1/99
                                       (Cost: $13,476)                                   $  13,476         13,476
                                       ------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost: $858,985)                                                  $849,789
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $858,985,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $130,876,000, the gross unrealized depreciation was $140,072,000 and the net unrealized depreciation on investments was $9,196,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value (Cost: $858,985)                          $849,789
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   333
------------------------------------------------------------------------
  Fund shares sold                                                   786
------------------------------------------------------------------------
  Dividends                                                        1,183
------------------------------------------------------------------------
    TOTAL ASSETS                                                 852,091
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                               71
------------------------------------------------------------------------
  Fund shares redeemed                                             2,947
------------------------------------------------------------------------
  Management fee                                                     426
------------------------------------------------------------------------
  Distribution services fee                                          223
------------------------------------------------------------------------
  Administrative services fee                                        113
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             483
------------------------------------------------------------------------
  Directors' fees and other                                           17
------------------------------------------------------------------------
    TOTAL LIABILITIES                                              4,280
------------------------------------------------------------------------
NET ASSETS                                                      $847,811
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $873,500
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (16,493)
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (9,196)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $847,811
------------------------------------------------------------------------

------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($422,437 /
  22,049 shares outstanding)                                      $19.16
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $20.33
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($343,248 /
  18,469 shares outstanding)                                      $18.59
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($74,574 /
  3,999 shares outstanding)                                       $18.65
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price ($7,552 / 386 shares
  outstanding)                                                    $19.56
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $31)              $ 7,840
-----------------------------------------------------------------------
  Interest income                                                   452
-----------------------------------------------------------------------
    Total investment income                                       8,292
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  3,077
-----------------------------------------------------------------------
  Distribution services fee                                       1,564
-----------------------------------------------------------------------
  Administrative services fee                                       998
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          2,256
-----------------------------------------------------------------------
  Professional fees                                                  54
-----------------------------------------------------------------------
  Reports to shareholders                                           272
-----------------------------------------------------------------------
  Directors' fees and other                                          55
-----------------------------------------------------------------------
    Total expenses                                                8,276
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                                16
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments                       3,476
-----------------------------------------------------------------------
  Change in net unrealized depreciation on investments           51,827
-----------------------------------------------------------------------
Net gain on investments                                          55,303
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $55,319
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED), AND THE YEAR ENDED NOVEMBER 30, 1998
(IN THOUSANDS)

                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $       16               (2,016)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           3,476              (16,112)
-----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                             51,827             (175,453)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        55,319             (193,581)
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain                                   --              (37,724)
-----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (187,919)             (51,428)
-----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (132,600)            (282,733)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of period                                                980,411            1,263,144
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                   $  847,811              980,411
-----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    DESCRIPTION OF
     THE FUND Kemper Small Cap Value Fund (the fund) is a separate series of Kemper Value Series, Inc.
                             (KVAL), an open-end management investment company organized as a corporation in the state of Maryland. KVAL is authorized to issue three billion shares of $.01 par value common stock.

                             The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in Class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to Class specific preferences.

--------------------------------------------------------------------------------


2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per

NOTES TO FINANCIAL STATEMENTS

                             share is determined separately for each Class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net capital loss carryforward of approximately $7,348,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period ended 2006. In addition, from November 1, 1998 through November 30, 1998 the fund incurred approximately $11,442,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The fund generally declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $3,077,000 for the six months ended May 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $41,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 1999 are $2,444,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended May 31, 1999 are $998,000.

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,583,000 for the six months ended May 31, 1999.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no payments to its officers and incurred directors' fees of $20,000 to independent directors.

--------------------------------------------------------------------------------


4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $115,624

                             Proceeds from sales                         261,827

--------------------------------------------------------------------------------


5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                 SIX MONTHS ENDED
                                                                   MAY 31, 1999                       YEAR ENDED
                                                                    (UNAUDITED)                    NOVEMBER 30, 1998
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                16,229       $ 290,216            20,519       $ 411,778
                                       --------------------------------------------------------------------------------
                                        Class B                 2,551          44,530             8,848         179,219
                                       --------------------------------------------------------------------------------
                                        Class C                   651          11,448             2,452          50,136
                                       --------------------------------------------------------------------------------
                                        Class I                   193           3,569               306           6,403
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    --              --               902          18,655
                                       --------------------------------------------------------------------------------
                                        Class B                    --              --               590          11,977
                                       --------------------------------------------------------------------------------
                                        Class C                    --              --               116           2,362
                                       --------------------------------------------------------------------------------
                                        Class I                    --              --                23             476
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (22,013)       (392,282)          (28,336)       (579,143)
                                       --------------------------------------------------------------------------------
                                        Class B                (6,254)       (106,822)           (5,452)       (105,691)
                                       --------------------------------------------------------------------------------
                                        Class C                (1,913)        (32,797)           (1,933)        (37,381)
                                       --------------------------------------------------------------------------------
                                        Class I                  (312)         (5,781)             (491)        (10,219)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   323           5,726               688          14,254
                                       --------------------------------------------------------------------------------
                                        Class B                  (333)         (5,726)             (703)        (14,254)
                                       --------------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $(187,919)                        $ (51,428)
                                       --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           ---------------------------------------------------------
                                                                      CLASS A
                                           ---------------------------------------------------------
                                          SIX MONTHS       YEAR       ELEVEN MONTHS    YEAR ENDED
                                             ENDED         ENDED           ENDED       DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    -------------
                                              1999          1998           1997        1996    1995
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.80         21.83          18.28       14.50   10.85
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  .07           .06            .05         .14    (.02)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.29         (3.39)          3.50        4.14    4.64
----------------------------------------------------------------------------------------------------
Total from investment operations               1.36         (3.33)          3.55        4.28    4.62
----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --            --             --         .07      --
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain            --           .70             --         .43     .97
----------------------------------------------------------------------------------------------------
Total dividends                                  --           .70             --         .50     .97
----------------------------------------------------------------------------------------------------
Net asset value, end of period               $19.16         17.80          21.83       18.28   14.50
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.64%       (15.69)         19.42       29.60   43.29
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                       1.49%         1.42           1.32        1.31    1.25
----------------------------------------------------------------------------------------------------
Net investment income (loss)                    .42%          .25            .51         .87    (.16)
----------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                       1.49%         1.42           1.32        1.47    1.83
----------------------------------------------------------------------------------------------------
Net investment income (loss)                    .42%          .25            .51         .71    (.74)
----------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------
                                                                           CLASS B
                                           -----------------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS       YEAR       SEPTEMBER 11
                                             ENDED         ENDED           ENDED          ENDED            TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    DECEMBER 31,   DECEMBER 31,
                                              1999          1998           1997            1996           1995
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.33         21.46          18.14          14.48          15.75
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.08)         (.12)          (.04)           .01           (.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.34         (3.31)          3.36           4.11           (.41)
------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.26         (3.43)          3.32           4.12           (.43)
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --            --             --            .03             --
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            --           .70             --            .43            .84
------------------------------------------------------------------------------------------------------------------
Total dividends                                  --           .70             --            .46            .84
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $18.59         17.33          21.46          18.14          14.48
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.27%       (16.45)         18.30          28.54          (2.52)
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.35%         2.34           2.34           2.12           2.00
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.44)%        (.67)          (.51)           .06           (.99)
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.35%         2.34           2.34           2.49           2.39
------------------------------------------------------------------------------------------------------------------
Net investment loss                            (.44)%        (.67)          (.51)          (.31)         (1.38)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.35%           --             --             --             --
------------------------------------------------------------------------------------------------------------------
Net investment loss                            (.44)%          --             --             --             --
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------------------------------
                                                                           CLASS C
                                           -----------------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS       YEAR       SEPTEMBER 11
                                             ENDED         ENDED           ENDED          ENDED            TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    DECEMBER 31,   DECEMBER 31,
                                              1999          1998           1997            1996           1995
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.39         21.51          18.17          14.48          15.75
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.09)         (.12)          (.03)           .01           (.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.35         (3.30)          3.37           4.14           (.41)
------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.26         (3.42)          3.34           4.15           (.43)
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --            --             --            .03             --
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            --           .70             --            .43            .84
------------------------------------------------------------------------------------------------------------------
Total dividends                                  --           .70             --            .46            .84
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $18.65         17.39          21.51          18.17          14.48
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.25%       (16.37)         18.38          28.77          (2.51)
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.33%         2.28           2.24           2.06           1.95
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.42)%        (.61)          (.41)           .12           (.94)
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                       2.33%         2.28           2.24           2.19           2.35
------------------------------------------------------------------------------------------------------------------
Net investment loss                            (.42)%        (.61)          (.41)          (.01)         (1.34)
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           -----------------------------------------------------------------------
                                                                           CLASS I
                                           -----------------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS       YEAR        NOVEMBER 1
                                             ENDED         ENDED           ENDED          ENDED            TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    DECEMBER 31,   DECEMBER 31,
                                              1999          1998           1997            1996           1995
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $18.13         22.08          18.40          14.52          14.25
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .26           .28            .13            .25             --
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.17         (3.53)          3.55           4.13           1.11
------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.43         (3.25)          3.68           4.38           1.11
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --            --             --            .07             --
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            --           .70             --            .43            .84
------------------------------------------------------------------------------------------------------------------
Total dividends                                  --           .70             --            .50            .84
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $19.56         18.13          22.08          18.40          14.52
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.94%       (15.14)         20.00          30.28           8.03
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                        .94%          .86            .89            .84            .47
------------------------------------------------------------------------------------------------------------------
Net investment income                           .97%          .81            .94           1.34            .28
------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------
Expenses                                        .94%          .86            .89            .84            .90
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    .97%          .81            .94           1.34           (.15)
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------
                                           SIX MONTHS       YEAR       ELEVEN MONTHS      YEAR ENDED
                                             ENDED         ENDED           ENDED         DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    ----------------
                                              1999          1998           1997         1996      1995
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $847,811      980,411        1,263,144     273,222   31,606
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              28%          50               83          23       86
-------------------------------------------------------------------------------------------------------

NOTES:

Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1999 is unaudited.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Small Cap Value Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For      Against    Abstain
      36,293,302  491,585   1,195,718

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

               Diversification
         For       Against     Abstain
      22,056,011  1,405,079   2,719,034

                  Borrowing
         For       Against     Abstain
      22,045,521  1,415,676   2,718,927

              Senior securities
         For       Against     Abstain
      22,058,052  1,403,038   2,719,034

                Concentration
         For       Against     Abstain
      22,055,506  1,405,584   2,719,034

         Underwriting of securities
         For       Against     Abstain
      22,048,233  1,412,857   2,719,034

          Investment in real estate
         For       Against     Abstain
      22,046,979  1,414,111   2,719,034

           Purchase of commodities
         For       Against     Abstain
      22,015,707  1,445,383   2,719,034

                   Lending
         For       Against     Abstain
      22,043,726  1,417,364   2,719,034

      Margin purchases and short sales
         For       Against     Abstain
      22,014,074  1,447,016   2,719,034

             Pledging of assets
         For       Against     Abstain
      22,010,952  1,450,138   2,719,034

       Restricted and illiquid securities
          For       Against      Abstain
      22,036,055   1,425,035    2,719,034

      Investment in mineral exploration
         For       Against     Abstain
      22,005,211  1,455,879   2,719,034

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK CASADY
Director                          President

JAMES R. EDGAR                    PHILIP J. COLLORA
Director                          Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Director                          JOHN R. HEBBLE
                                  Treasurer
FREDERICK T. KELSEY
Director                          ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Director and Vice President       KATHRYN L. QUIRK
                                  Vice President
FRED B. RENWICK
Director                          THOMAS F. SASSI
                                  Vice President
JOHN G. WEITHERS
Director                          CORNELIA SMALL
                                  Vice President

                                  LINDA J. WONDRACK
                                  Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  ELIZABETH C. WORTH
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Secretary


------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL, 60601
------------------------------------------------------------------------------
SHAREHOLDER                      KEMPER SERVICE COMPANY
SERVICE AGENT                    P.O. Box 419557
                                 Kansas City, MO, 64141
------------------------------------------------------------------------------
CUSTODIAN                        STATE STREET BANK AND TRUST COMPANY
                                 225 Franklin Street
                                 Boston, MA, 02110
------------------------------------------------------------------------------
PRINCIPAL                        KEMPER DISTRIBUTORS, INC.
UNDERWRITER                      222 South Riverside Plaza  Chicago, IL, 60606
                                 www.kemper.com
------------------------------------------------------------------------------
TRANSFER AGENT                   INVESTORS FIDUCIARY TRUST COMPANY
                                 801 Pennsylvania Avenue
                                 Kansas City, MO 64105


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.

Kemper Equity Fund/Value Style Prospectus.
KSCVF - 3 (7/26/99) 1080140

This report is not to be distributed unless preceded or accompanied by a Kemper Equity Fund/Value Style prospectus.